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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): January 16, 2001


                         AMERICAN BIO MEDICA CORPORATION
         --------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

           New York                       0-28666              14-1702188
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(State or Other Jurisdiction of  (Commission File Number)      (IRS Employer
         Incorporation)                                   Identification Number)



                 122 Smith Road, Kinderhook, NY           12106
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            (Address of Principal Executive Offices)    (Zip Code)

       Registrant's telephone number, including area code: (800) 227-1243





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ITEM 5.  OTHER EVENTS

          On January 16, 2001, American Bio Medica Corporation, A New York corporation, announced the resignation of Stan Cipkowski as chairman of the board of directors and chief executive officer and the appointment of Robert L. Aromando Jr. as American Bio Medica Corporation's new chief executive officer and chairman of the board of directors. Cipkowski to remain president and a director of the Company. A copy of American Bio Medica Corporation's press release announcing this appointment is attached as and incorporated by reference herein.









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ITEM 7.   EXHIBITS

     (c)    Exhibits

            99.1  American Bio Medica Corporation press release dated 1-16-01













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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             AMERICAN BIO MEDICA CORPORATION
                                             (Registrant)


Dated:  January 16, 2001                     By:   /s/ Stan Cipkowski
                                                 -------------------------------
                                                   Stan Cipkowski,
                                                   President












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